Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas L. Aller

hereby constitute and appoint James J. Volker and James R. Casperson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) and Whiting Oil and Gas Corporation (the “Guarantor”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $150,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and to be guaranteed by the Guarantor, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 26th day of May, 2004.

/s/ Thomas L. Aller
Thomas L. Aller

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Graydon D. Hubbard

hereby constitute and appoint James J. Volker and James R. Casperson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) and Whiting Oil and Gas Corporation (the “Guarantor”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $150,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and to be guaranteed by the Guarantor, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 26th day of May, 2004.

/s/ Graydon D. Hubbard
Graydon D. Hubbard

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

J. B. Ladd

hereby constitute and appoint James J. Volker and James R. Casperson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) and Whiting Oil and Gas Corporation (the “Guarantor”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $150,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and to be guaranteed by the Guarantor, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 26th day of May, 2004.

/s/ J. B. Ladd
J. B. Ladd

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Kenneth R. Whiting

hereby constitute and appoint James J. Volker and James R. Casperson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) and Whiting Oil and Gas Corporation (the “Guarantor”) to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $150,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and to be guaranteed by the Guarantor, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 26th day of May, 2004.

/s/ Kenneth R. Whiting
Kenneth R. Whiting